EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q of Advanced Life Sciences Holdings, Inc. (the “Company”) for the fiscal quarter ending September 30, 2007 (the “Report”), I, Michael T. Flavin, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 to the extent applicable; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007

/s/ Michael T. Flavin
Michael T. Flavin
Chief Executive Officer
Advanced Life Sciences Holdings, Inc.